Exhibit 10.3

EAGLE MATERIALS INC.

First Amendment

Dated as of the Effective Date

to

NOTE PURCHASE AGREEMENT

Dated as of October 2, 2007

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT dated and effective as of the Effective Date (this “First Amendment”) is among Eagle Materials Inc., a Delaware corporation (the “Company”), and each of the institutions set forth on the signature pages to this First Amendment (collectively, the “Noteholders”).

RECITALS:

A. The Company has heretofore entered into the Note Purchase Agreement dated as of October 2, 2007 with each of the institutional investors party thereto (the “Note Purchase Agreement”). The Company has heretofore issued its (i) 6.08% Series 2007A Senior Notes, Tranche A, due October 2, 2014 (the “Tranche A Notes”), (ii) 6.27% Series 2007A Senior Notes, Tranche B, due October 2, 2016 (the “Tranche B Notes”), (iii) 6.36% Series 2007A Senior Notes, Tranche C, due October 2, 2017 (the “Tranche C Notes”), and (iv) 6.48% Series 2007A Senior Notes, Tranche D, due October 2, 2019 (the “Tranche D Notes” and, collectively with the Tranche A Notes, the Tranche B Notes and the Tranche C Notes, the “Notes”) pursuant to the Note Purchase Agreement.

B. The Company and the Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

C. The Noteholders constitute the Required Holders necessary to agree to the amendments contained herein.

D. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

E. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, the Company and the Noteholders, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

SECTION 1.    AMENDMENTS.

Section 1.1. Schedule B of the Note Purchase Agreement shall be and is hereby amended as follows:

(a) The definition of “Consolidated EBITDA” is hereby amended and restated in its entirety as follows:

“Consolidated EBITDA” shall mean, for any period, Consolidated Net Income for such period, plus, to the extent deducted in computing such Consolidated Net Income and without duplication, (a) depreciation, depletion, if any, and amortization expense for such period, (b) Consolidated Interest Expense for such period, (c) income tax expense for such period, (d) other non-cash charges for such period, (e) Transaction Costs incurred by any of the Company and its Restricted Subsidiaries in an aggregate amount not to exceed $5,000,000, and (f) the amount of cost savings, other operating improvements and synergies and changes in allocated overhead projected by the Company in good faith to be realized as a result of specified actions taken in connection with the acquisition of the LNA Acquired Assets, which cost savings, other operating improvements and synergies and changes in allocated overhead shall be calculated on a pro forma basis as though such cost savings, other operating improvements and synergies and changes in allocated overhead had been realized on the first day of such period, provided that (i) such cost savings, improvements, synergies and changes are reasonably identifiable and factually supportable and (ii) for any period of calculation, the aggregate amount added in determining Consolidated EBITDA under the terms of this clause (f) for such period shall not exceed and amount equal to the greater of (A) 15% of the total Consolidated EBITDA for such period or (B) $30,000,000, in each case as determined in accordance with GAAP to the extent that GAAP applies. For purposes of calculating Consolidated EBITDA for any period of four consecutive quarters, if during such period the Company or any Restricted Subsidiary shall have acquired or disposed of any Person or acquired the LNA Acquired Assets or any business segment of any Person or acquired or disposed of all or substantially all of the operating assets of any Person or any business segment of any Person, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such transaction had occurred on the first day of such period.

(b) Schedule B to the Note Purchase Agreement is hereby amended by adding the following definitions thereto in the proper alphabetical order:

“2005 Note Agreement” means the Note Purchase Agreement dated as of November 15, 2005 among the Company and each of the institutional investors parties thereto, as amended, restated, supplemented or otherwise modified from time to time.

“Lafarge” means Lafarge North America Inc., a Maryland corporation.

“LNA Acquired Assets” means the assets transferred to the Company and/or any Subsidiary pursuant to the LNA Acquisition Agreement.

“LNA Acquisition Agreement” means the Asset Purchase Agreement dated September 26, 2012 among the Company, as the parent, Audubon Subsidiary LLC, a Delaware limited liability company, as the purchaser thereunder, and Lafarge and the affiliates of Lafarge party thereto, as sellers, as amended, restated or modified from time to time.

“LNA Transaction” means, collectively, the transactions contemplated by the LNA Acquisition Agreement.

“Transaction Costs” means all transaction costs, fees, expenses, and other charges directly incurred in connection with the LNA Transaction and the issuance of capital stock or other equity interests and the issuance and/or incurrence of Debt related thereto (including, without limitation, fees and expenses of any counsel, appraisers, consultants and other advisors, any financing fees, due diligence fees or any other fees and expenses in connection therewith).

Section 1.2. Section 10.4(k) of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

(k) Liens securing Priority Debt of the Company or any Restricted Subsidiary, provided that the aggregate principal amount of any such Priority Debt shall be permitted by Section 10.2, provided that, notwithstanding the foregoing, no such Liens may secure any obligations under or pursuant to the Bank Credit Agreement within the provisions of this Section 10.4(k) unless concurrently therewith the Company shall secure the Notes equally and ratably with such obligations pursuant to documentation, including without limitation an intercreditor agreement, in form and substance reasonably satisfactory to the Required Holders;

Section 1.3. Section 22.3 of the Note Purchase Agreement shall be and is hereby amended by adding the following at the end thereof:

For purposes of determining compliance with the covenants contained in this Agreement, any election by the Company to measure any financial liability using fair value (as permitted by Accounting Standard Codification Topic No. 825-10-25 – Fair Value Option) shall be disregarded and such determination shall be made as if such election had not been made.

SECTION 2.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Section 2.1. To induce the Noteholders to execute and deliver this First Amendment, the Company represents and warrants to the Noteholders that:

(a) this First Amendment has been duly authorized by all necessary corporate action on the part of the Company and has been executed and delivered by the Company and this First Amendment constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(b) the Note Purchase Agreement, as amended by this First Amendment, constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(c) the execution, delivery and performance by the Company of this First Amendment (i) does not require the consent or approval of any Governmental Authority and (ii) will not (A) violate any provision of any law, statute, rule or regulation of any Governmental Authority or the certificate of incorporation or bylaws of the Company, (B) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company, or (C) contravene, result in any breach of, or constitute a default under any provision of any indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Bank Credit Agreement; and

(d) as of the Effective Date and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing.

SECTION 3.    CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

Section 3.1. This First Amendment shall not become effective until, and shall become effective when each and every one of the following conditions shall have been satisfied and once satisfied, the date of such effectiveness shall be the date set forth on the Company’s signature page hereto (such date, the “Effective Date”):

(a) executed counterparts of this First Amendment, duly executed by the Company, the Subsidiary Guarantors and the holders of not less than 51% of the outstanding principal amount of the Notes of each Series outstanding as of the Effective Date, shall have been delivered (in the case of counterparts executed by the Company and the Subsidiary Guarantors) to the Noteholders or their counsel and (in the case of counterparts executed by the Noteholders) to the Company;

(b) the representations and warranties of the Company set forth in Section 2 hereof are true and correct on and with respect to the Effective Date;

(d) the Company shall have paid the reasonable fees and expenses of Chapman and Cutler LLP, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment, as set forth on an invoice delivered to the Company at least two days prior to the delivery of the last counterpart of this First Amendment delivered pursuant to paragraph (a) above; and

(e) the Company shall have paid on the date set forth on the Company’s signature page hereto to each holder of a Note a fee in an amount equal to 0.50% (50 basis points) of the aggregate outstanding principal amount of the Notes held by such holder of Notes; and

(f) the Noteholders shall have received a copy, certified by a Responsible Officer of the Company as true and complete, of (i) the First Amendment to Second Amended and Restated Credit Agreement in respect of the Bank Credit Agreement and (ii) the First Amendment to Note Purchase Agreement in respect of the 2005 Note Agreement, in each case in substance acceptable to the Required Holders with respect to the subject matter of this First Amendment.

Upon satisfaction of all of the foregoing conditions, this First Amendment shall become effective as of the date set forth on the Company’s signature page hereto.

SECTION 4.    MISCELLANEOUS.

Section 4.1. This First Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

Section 4.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

Section 4.3. The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 4.4. This First Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

Very truly yours,

EAGLE MATERIALS INC.

By	/s/ D. Craig Kesler
	Name:	D. Craig Kesler
	Title:	Executive Vice President – Finance and Administration and Chief Financial Officer

Dated:	September 26, 2012

Consented to by the Subsidiary Guarantors:

AG SOUTH CAROLINA LLC

AMERICAN GYPSUM COMPANY LLC

AMERICAN GYPSUM MARKETING
COMPANY LLC

AUDUBON MATERIALS LLC

CCP CEMENT COMPANY

CCP CONCRETE/AGGREGATES LLC

CCP GYPSUM LLC

CCP LAND COMPANY

CENTEX CEMENT CORPORATION

CENTEX MATERIALS LLC

HOLLIS & EASTERN RAILROAD
COMPANY LLC

MATHEWS READYMIX LLC

M&W DRYWALL SUPPLY COMPANY

MOUNTAIN CEMENT COMPANY

NEVADA CEMENT COMPANY

REPUBLIC PAPERBOARD COMPANY LLC

TEXAX CEMENT COMPANY

TLCC GP LLC

WESTERN AGGREGATES LLC

WESTERN CEMENT COMPANY OF CALIFORNIA

By	/s/ D. Craig Kesler
Name: D. Craig Kesler
Title: Senior Vice President and Treasurer

TLCC GP LLC

By	/s/ Joseph P. Sells
Name: Joseph P. Sells
Title: Manager

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:	CIGNA Investments, Inc. (authorized agent)

	By	/s/ Leonard Mazlish
		Name:	Leonard Mazlish
		Title:	Managing Director

We acknowledge that we hold $3,300,000 6.08% Series 2007A Senior Notes, Tranche A due October 2, 2014.

We acknowledge that we hold $11,700,000 6.48% Series 2007A Senior Notes, Tranche D due October 2, 2019.

LIFE INSURANCE COMPANY OF NORTH AMERICA

By:	CIGNA Investments, Inc. (authorized agent)

	By	/s/ Leonard Mazlish
		Name:	Leonard Mazlish
		Title:	Managing Director

We acknowledge that we hold $3,200,000 6.08% Series 2007A Senior Notes, Tranche A due October 2, 2014.

We acknowledge that we hold $10,800,000 6.48% Series 2007A Senior Notes, Tranche D due October 2, 2019.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

	By	/s/ John B. Wheeler
		Name:	John B. Wheeler
		Title:	Managing Director

We acknowledge that we hold $7,400,000 6.27% Series 2007A Senior Notes, Tranche B due October 2, 2016.

We acknowledge that we hold $8,300,000 6.36% Series 2007A Senior Notes, Tranche C due October 2, 2017.

We acknowledge that we hold $7,650,000 6.48% Series 2007A Senior Notes, Tranche D due October 2, 2019.

C.M. LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Sub-Adviser

	By	/s/ John B. Wheeler
		Name:	John B. Wheeler
		Title:	Managing Director

We acknowledge that we hold $600,000 6.27% Series 2007A Senior Notes, Tranche B due October 2, 2016.

We acknowledge that we hold $700,000 6.36% Series 2007A Senior Notes, Tranche C due October 2, 2017.

We acknowledge that we hold $350,000 6.48% Series 2007A Senior Notes, Tranche D due October 2, 2019.

NATIONAL LIFE INSURANCE COMPANY

By	/s/ R. Scott Higgins
	Name:	R. Scott Higgins
	Title:	Senior Vice President Sentinel Asset Management

We acknowledge that we hold $8,000,000 6.36% Series 2007A Senior Notes, Tranche C due October 2, 2017.

LIFE INSURANCE COMPANY OF THE SOUTHWEST

By	/s/ R. Scott Higgins
	Name:	R. Scott Higgins
	Title:	Senior Vice President Sentinel Asset Management

We acknowledge that we hold $6,000,000 6.48% Series 2007A Senior Notes, Tranche D due October 2, 2019.

UNION CENTRAL LIFE INSURANCE COMPANY

By:	Summit Investment Advisors, Inc., as Agent

	By	/s/ Andrew S. White
		Name:	Andrew S. White
		Title:	Managing Director-Private Placements

We acknowledge that we hold $3,000,000 6.36% Series 2007A Senior Notes, Tranche C due October 2, 2017.

ACACIA MUTUAL LIFE INSURANCE COMPANY

By:	Summit Investment Advisors, Inc., as Agent

	By	/s/ Andrew S. White
		Name:	Andrew S. White
		Title:	Managing Director-Private Placements

We acknowledge that we hold $2,000,000 6.36% Series 2007A Senior Notes, Tranche C due October 2, 2017.

AMERITAS LIFE INSURANCE CORP.

By:	Summit Investment Advisors, Inc., as Agent

	By	/s/ Andrew S. White
		Name:	Andrew S. White
		Title:	Managing Director-Private Placements

We acknowledge that we hold $2,000,000 6.36% Series 2007A Senior Notes, Tranche C due October 2, 2017.